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                                                                    Exhibit 25.1

                                   SIGNATURES

         In accordance with the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements of filing on Form SB-2 and authorized this registration statement to be signed on its behalf by the undersigned, in Jericho, New York on the 6th day of February, 1997.


                                  MIKE'S ORIGINAL, INC.


                                  By: /s/ Michael Rosen
                                      ----------------------------------------
                                      Michael Rosen, Chairman of the Board,
                                      Chief Executive Officer



                             POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes an appoints Michael Rosen, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         In accordance with the requirements of the Securities Act, this registration statement was signed by the following persons in the capacities indicated on February 6, 1997.


          SIGNATURES                                      TITLE
          ----------                                      -----


/s Michael Rosen                       Chairman of the Board, Chief Executive
---------------------------------
Michael Rosen                          Officer, President

/s/ Frederic D. Heller                 Vice President-Finance,
---------------------------------
Frederic D. Heller                     Chief Financial Officer and Director

/s/ Martin Pilossoph                   Director
---------------------------------
Martin Pilossoph

/s/ Arthur G. Rosenberg                Director
---------------------------------
Arthur G. Rosenberg